UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 17, 2015

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices)                                     (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary.

Classification of the Board through Subtitle 8 Opt-In. On March 16, 2015, the Board of Directors (the “Board”) of The Macerich Company, a Maryland corporation (the “Company”), approved a resolution to classify the Board pursuant to Section 3-803 of the Maryland General Corporation Law (“MGCL”) into three classes with directors serving three year terms. Section 3-803 of the MGCL requires the Board, before the next annual meeting of stockholders, to designate by resolution, from among its members, directors to serve as Class I directors, Class II directors and Class III directors. The Company has committed to review the continued need for the classified board structure in 2016. The term of the Class I directors shall last until the annual meeting of stockholders held in 2015 and until their successors are elected and qualify. The term of the Class II directors shall last until the annual meeting of stockholders held in 2016 and until their successors are elected and qualify. The term of the Class III directors shall last until the annual meeting of stockholders held in 2017 and until their successors are elected and qualify. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualify. In accordance with Maryland law, the Company filed Articles Supplementary effecting the Company’s election to be subject to Section 3-803 of the MGCL with the State Department of Assessments and Taxation of Maryland on March 17, 2015. The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, which is attached hereto as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

On March 17, 2015, the Company issued a press release announcing, among other things, its election to be subject to Section 3-803 of the MGCL, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 5.03.

ITEM 8.01                                  Other Events.

On March 17, 2015, the Company issued a press release announcing that its Board has unanimously rejected the unsolicited proposal announced by Simon Property Group, Inc. on March 9, 2015. After careful consideration, conducted in consultation with its financial and legal advisors, the Board concluded that the proposal substantially undervalues the Company and its prospects for continued growth and stockholder value creation and is not in the best interests of the Company, its stockholders and other constituencies. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and incorporated by reference into this Item 8.01.

On March 17, 2015, the Company released an investor presentation, a copy of which is attached hereto as Exhibit 99.3 to this Form 8-K and incorporated by reference into this Item 8.01.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1                               Articles Supplementary relating to The Macerich Company’s election to be subject to Section 3-803 of the Maryland General Corporation Law.

99.1                        Press Release dated March 17, 2015 regarding the Company’s election to be subject to Section 3-803 of the Maryland General Corporation Law.

99.2                        Press Release dated March 17, 2015 regarding the Company’s response to the unsolicited proposal.

99.3                        Investor Presentation dated March 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: THOMAS J. LEANSE

March 17, 2015	/s/ THOMAS J. LEANSE

Date	Senior Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME

3.1	Articles Supplementary relating to The Macerich Company’s election to be subject to Section 3-803 of the Maryland General Corporation Law.

99.1	Press Release dated March 17, 2015 regarding the Company’s election to be subject to Section 3-803 of the Maryland General Corporation Law.

99.2	Press Release dated March 17, 2015 regarding the Company’s response to the unsolicited proposal.

99.3	Investor Presentation dated March 17, 2015.